Data as of 8/31/14

Manager's Commentary

Market Review
The Chinese equity markets consolidated after disappointing macroeconomic data and their strong run in July. The latest HSBC/Markit Purchasing Managers' Index ("PMI") for China fell from 51.7 to 50.2 for August, significantly lower than the consensus forecast of 51.5. Nevertheless, the strong inflows into Chinese and Hong Kong equities continued from July. News on state-owned enterprises ("SOE") reform, the Shanghai-Hong Kong mutual market access scheme and targeted stimulus measures supported the equity markets. Although companies generally reported lackluster earnings for the first half of the year, share prices reacted positively on low expectations and better than expected earnings for the second half of the year.

In Taiwan, after consolidating in the first half of the month, the TWSE Index traded higher with the support of better than expected industrial production figures for July which rose 6.08% year-on-year. The key drivers have been a recovery in key export markets along with the improving domestic economy.

Fund Review
In August, the China Fund, Inc. (the "Fund") underperformed the MSCI Global Dragon Index (the "benchmark index"). Stock selection in the Financials sector and an underweight to Telecom Services were the largest detractors, while stock selection in Consumer Discretionary and an underweight to Financials were the largest contributors.

Two of the main detractors for the month of August were China Minsheng Bank and China Mobile. With respect to China Minsheng Bank, a Chinese bank with a focus on making loans to small and medium sized enterprises, the market was concerned over the deterioration in asset quality and the macro uncertainty. However, we remain positive on its lending business and improving retail banking franchise in the longer term. Since China Mobile, one of the largest mobile telecommunications companies in the world, performed relatively strong in the reporting period and is substantially represented in the benchmark, the Fund's lack of position in this specific title hurt relative performance. China Mobile's share price rally was driven by industry reforms and strong subscriber growth rather than earnings.

Conversely, the main contributors for August were Comba Telecom Systems and Hermes Microvision. Comba, a Chinese company providing wireless infrastructure and solutions to mobile operators and enterprises, reported a turnaround in earnings and the strong demand for its antenna business continues as Chinese telecoms speed up their 4G network build out. Hermes Microvision, a Taiwan manufacturer of semiconductor inspection tools, guided positively for full year 2014 earnings and sales growth is on track for a 30%+ year-on-year increase. The company has planned for higher capital expenditure in 2015, which is expected to further drive future growth.

Key Transaction
The key transaction for the month was to narrow the underweight to the Chinese banking sector. We expect that positive sentiment ahead of the launch of the Shanghai-Hong Kong mutual market access scheme will drive Chinese and Hong Kong equities, in particular large cap H-shares.

Outlook
After a period of sustained increases in stock prices, the China/Hong Kong equity markets are likely to consolidate in the short term. Macroeconomic data indicating continued soft economic activity will undermine market sentiment in the short term. On the other hand, further news on reforms will be supportive of Hong Kong/China equities. On balance, we expect the Hong Kong and Chinese equity markets to be range bound. Against this backdrop, our approach would be to take advantage of recent share price strength and reduce exposure to selective outperformers, particularly cyclicals, and rotate into stocks with relatively more attractive risk-reward.

In Taiwan, earnings season started in July and the 2Q14 financial results, in general, were better-than- expected. However, concerns over the outlook for the semiconductor sector have led to profit-taking among investors. Investors reduced their risk appetites and switched to holdings with lower valuations.

In Brief
Fund Data
Description	Seeks to achieve longterm capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$388.5
Median Market Cap (in billions)	$6.1
Distribution Frequency	Annual
Management Firm	Allianz Global Investors Firm U.S. LLC
Portfolio Managment	Christina Chung, CFA Lead Portfolio Manager

Performance (US$ Returns) (as of 8/31/14)
	Fund	Benchmark1
One Month	0.28%	0.99%
Three Months	7.65%	9.70%
One Year	20.17%	20.41%
Three Years % pa	7.29%	9.22%

Net Asset Value / Market Price
Net Asset Value (NAV) Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 8/31/14)	$24.78 / $22.17

High / Low Ranges (52-Week)
High / Low NAV	$26.60 / $21.65
High / Low Market Price	$23.51 / $19.41
Premium/Discount to NAV	-10.53%

Fund Data (Common Shares)
Shares Outstanding	15,682,028
Average Daily Volume	43,181
Expense Ratio	1.30%

Fund Managers

Christina Chung, CFA Lead Portfolio Manager

The China Fund, Inc.

Investment Objective
The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Average Annual Returns
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year Inception
NAV	0.28%	7.65%	7.55%	20.17%	7.29%	11.61%	15.54%	11.11%
Market Price	0.41%	9.00%	6.54%	23.53%	6.56%	10.90%	12.64%	10.15%
MSCI Golden Dragon Index	0.99%	9.70%	10.74%	20.41%	9.22%	9.45%	10.68%	—

Calendar Year Returns
	2006	2007	2008	2009	2010	2011	2012	2013
NAV	57.10%	86.20%	-46.95%	72.83%	27.26%	-24.37%	12.12%	18.31%
Market Price	65.68%	50.24%	-40.65%	72.19%	23.60%	-27.51%	20.52%	12.70%
MSCI Golden Dragon Index	39.50%	37.97%	-49.37%	67.12%	13.60%	-18.35%	22.65%	7.25%

Past performance is not a guide to future returns.
Returns are annualized, except for periods or less than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at August 31, 2014. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium Discount

Sector Allocation	Fund	Benchmark1
Information Technology	29.67%	23.36%
Financials	23.52%	36.32%
Consumer Discretionary	12.44%	7.31%
Industrials	10.41%	6.00%
Energy	6.62%	7.00%
Consumer Staples	4.03%	3.10%
Materials	1.08%	4.23%
Health Care	0.99%	0.88%
Telecom Services	0.00%	7.14%
Utilities	0.00%	4.59%
Other assets & liabilities	11.23%	0.00%

Country Allocation
China	63.60%
Hong Kong Red Chips	9.80%
Hong Kong 'H' shares	22.40%
Equity linked securities ('A' shares)	7.70%
China 'A' & 'B' shares	0.00%
Other Hong Kong securities	23.70%
Singapore	0.00%
Taiwan	24.90%
Direct	0.00%
Other assets & liabilities	11.50%

Top 10 Holdings
CHINA MINSHENG BK (China)	5.25%
BEIJING ENTERPRISES HLDG (China)	3.74%
PETROCHINA CO LTD (China)	3.50%
HONG KONG EXCHANGES AND CLEARING LTD (H.K.)	3.42%
TAIWAN SEMIC CO LTD (Taiwan)	3.33%
DELTA ELECTRONICS INC (Taiwan)	3.12%
SUN HUNG KAI PROPERTIES LTD (H.K.)	3.08%
HERMES MICROVISION INC (Taiwan)	2.98%
LI & FUNG LTD (H.K.)	2.97%
TENCENT HOLDINGS LTD (China)	2.63%

Portfolio Characteristics
	Fund	Benchmark^
P/E Ratio	11.93	11.67
P/B Ratio	1.75	1.63
Issues in Portfolio	44	281
Foreign Holdings (%)	88.77	100.00
Cash (%)	11.23	0.00
Yield (%)	2.66	2.87

1. MSCI Golden Dragon Index

The China Fund, Inc.

Distribution History (10 Year)
Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/13/04	12/20/04	12/22/04	1/7/05	$3.57010	$0.19630	$3.26640	$0.10740
12/9/05	12/19/05	12/21/05	12/29/05	$2.51190	$0.21720	$2.29470	—
12/8/06	12/19/06	12/21/06	12/29/06	$4.01170	$0.29960	$2.73090	$0.98120
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception (with dividends reinvested at NAV price)

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full
Sector	Company (exchange ticker)	Price	Holding	Value US$	% of net assets
Information Technology					29.68
TAIWAN SEMICONDUCTOR MA	2330	124.00	3115000	12922500.46	3.33
DELTA ELECTRONIC	2308	210.00	1723000	12105183.92	3.12
HERMES MICROVISION INC	3658	1285.00	269000	11564376.64	2.98
TENCENT HLDGS LIMITED	700	126.50	625500	10209576.59	2.63
TONG HSING ELECTRONIC	6271	144.00	2067000	9957946.50	2.57
DIGITAL CHINA HLDGS	861	7.50	8865000	8578866.22	2.21
SEMICONDUCTOR MANUFACTU	981	0.73	86779000	8173863.73	2.11
LARGAN PRECISION CO	3008	2475.00	96000	7949013.90	2.05
ASM PACIFIC TECHNOLOGY	522	80.45	717000	7442778.53	1.92
ADVANTECH CO LTD	2395	280.50	632000	5930847.59	1.53
COMBA TELECOM SYSTEMS	2342	3.37	11150000	4848357.77	1.25
MEDIATEK INC	2454	499.50	283000	4729211.62	1.22
PRIMAX ELECTRONICS LTD(	4915	43.90	3174000	4661634.97	1.20
EPISTAR CORP	2448	65.00	1812000	3940382.40	1.02
HERMES MICROVISION INC	97457816	43.00	46900	2016465.50	0.52
Financials					23.52
CHINA MINSHENG BANKING	1988	7.28	21671100	20356458.65	5.25
HONG KONG EXCHANGES &	388	178.10	576300	13243489.48	3.42
SUN HUNG KAI PROPERTIES	16	117.60	788000	11957033.09	3.08
INDUSTRIAL & COMMERCIAL	1398	5.14	14319000	9496546.52	2.45
PING AN INSURANCE(GROUP	2318	63.10	1153500	9391540.81	2.42
CHINA MERCHANTS BANK	3968	14.78	4312000	8223242.13	2.12
CHAILEASE HOLDING COMPA	5871	80.80	2711200	7328915.88	1.89
CATHAY FINANCIAL HLDG	2882	51.00	2292000	3910673.96	1.01
CLSA FINANCIAL PRODUCTS LTD (exch. for PING AN INSURANCE)	N/A	6.89	541933	3736140.30	0.96
SHUI ON LAND LIMITED	272	2.03	13467000	3527416.89	0.91
Consumer Discretionary					12.43
LI & FUNG	494	9.62	9282000	11521433.78	2.97
MERIDA INDUSTRY	9914	220.00	1323000	9737542.03	2.51
QINGLING MOTORS CO	1122	2.48	28960000	9267020.64	2.39
CITIGROUP GLOBAL MARKETS WTS (exch. for GREE ELECTRICAL APP INC)	651	4.61	1435396	6621481.75	1.71
DONGFENG MOTOR GROUP CO	489	14.38	2108000	3911284.30	1.01
CLSA FINANCIAL PRODUCTS LTD (exch. for CHINA INTL TRAVEL SERVI)	N/A	6.08	626632	3809797.23	0.98
ZHONGSHENG GROUP HOLDIN	881	8.59	2996500	3321217.65	0.86
Industrials					10.43
BEIJING ENTERPRISE HLDG	392	66.80	1683500	14510403.02	3.74
HUTCHISON WHAMPOA	13	101.20	736000	9610549.47	2.48
CSR CORP LIMITED	1766	7.00	9765000	8819829.29	2.28
CHINA EVERBRIGHT INTERN	257	10.62	5450000	7468113.52	1.93
Energy					6.62
PETROCHINA CO	857	11.00	9564000	13574446.95	3.50
CNOOC LIMITED	883	15.56	4105000	8241621.13	2.13
CHINA SUNTIEN GREEN ENE	956	2.33	12785000	3843673.99	0.99
Consumer Staples					4.02
CLSA FINANCIAL PRODUCTS LTD WT (exch. for KWEICHOW MOUTAI)	N/A	25.67	262090	6727090.24	1.74
NATURAL BEAUTY BIO-TECH	157	0.54	50320000	3506099.88	0.90
CITIGROUP GLOBAL MARKETS HOLD (exch.for SHANGHAI JAHWA UNITED)	N/A	5.50	513350	2821884.95	0.73
CLSA FINANCIAL PRODUCTS WTS (exch.for SHANGHAI JAHWA UNITED)	N/A	5.50	460100	2529169.70	0.65
Materials					1.08
TIANGONG INTERNATIONAL	826	1.76	18480000	4196667.16	1.08
Health Care					0.99
CITI ACCESS (exchangeable for JIANGSU HENGRUI MEDICAL)	N/A	5.49	696350	3823657.85	0.99

The China Fund, Inc.

Important Information:

Source: State Street Bank and Trust Company, IDS GmbH-Analysis and Reporting Services, a subsidiary of Allianz SE.

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund's annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2014 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	AGI-2014-09-15-10525 | FS-CHN-0814